November 28, 1995

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

Re:   Form 8-K for:
      Meridian Point Realty Trust VIII Co., File No. 1-10547, dated August 14, 1995

Dear Sir or Madam:

                  On behalf of the above-referenced registrant, attached is a Form 8-K dated August 14, 1995, with exhibits.

                  Thanks very much.

                                                Very truly yours,

                                                ROBERT A. DOBBIN

                                                Robert A. Dobbin
                                                Vice President and Secretary

                         SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   ________


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                    Date of Report:     August 14, 1995

                     MERIDIAN POINT REALTY TRUST VIII CO.
            (Exact name of registrant as specified in its charter)



 MISSOURI               1-10547                           94-3058019
(State or Other  (Commission File Number)      (IRS Employer Identification No.)
Jurisdication of
  Incorporation)

      50 California Street, 16th Floor, San Francisco, California      94111
      (Address of Principal Executive Offices)                      (Zip Code)



      Registrant's telephone number, including area code     (415) 956-3031





        (Former name or former address, if changed since last report)








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      ITEM 5.     OTHER EVENTS.

                  On August 14, 1995, Meridian Point Realty Trust VIII Co. issued a press release announcing 1995 second quarter results. The press release is attached as Exhibit 99.1 hereto.

                  On September 8, 1995, Meridian Point Realty Trust VIII Co. issued a press release announcing 1995 third quarter dividends. The press release is attached as Exhibit 99.2 hereto.

      ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. The following exhibits are attached to this report:

                        99.1  Press Release dated August 14, 1995.

                        99.2  Press Release dated September 8, 1995.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MERIDIAN POINT REALTY TRUST VIII CO.



Date: November 28, 1995             By:  ROBERT A. DOBBIN
                                                Robert A. Dobbin
                                                Secretary

                     MERIDIAN POINT REALTY TRUST VIII CO.
                                    Index to Exhibits


                                                           Sequentially
      Exhibit No.                                          Numbered Page


       99.1             Press Release dated August 14, 1995.

       99.2             Press Release dated September 8, 1995.